UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Payoneer Global Inc.

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Payoneer

2022 Notice of Annual Meeting of Stockholders and Proxy Statement

Message from our CEO
Dear Stockholders,
I am pleased to invite you to the 2022 Annual Meeting of Stockholders, to be held virtually on June 14, 2022, at 9.00 a.m. (Eastern Time). It has been an honor serving as Chief Executive Officer in our first year as a public company, and I look forward to sharing with you updates on our governance alongside the other members of the Board.
2021 was a terrific year for Payoneer. We acquired a record number of new customers, delivered strong financial results and, on June 28, 2021, we entered the public markets. We reached this milestone after 16 years of hard work building a global platform and ecosystem that is trusted by millions of customers worldwide.
We are a company that is fundamentally about people and their enormous potential in our increasingly digital world. Our engaged global team works each and every day with talented entrepreneurs around the world who are changing the way we buy, sell, work, learn, earn, travel and entertain ourselves. We are building exciting momentum with small businesses, marketplaces and partners who rely on Payoneer to provide them with the growing suite of services they need to pay and get paid, to grow and to manage their digital businesses.
We are a company built by entrepreneurs, for entrepreneurs, and every day our purpose is to imagine, engineer and inspire a universal future for commerce in which the entire world can realize its potential. This mission guides our Board of Directors, as we aim to cultivate a corporate culture that fosters inclusion, transparency, and integrity.
Our Board of Directors has been assembled to bring in diverse viewpoints, backgrounds, and experiences. We are focused on shaping the way Payoneer engages with investors, employees, and customers, helping craft enduring frameworks for how we build and cultivate long-term value for all our constituencies. We have also laid the groundwork for serving our communities and employees in a sustainable and ethical way through our ESG efforts.
In a year filled with turmoil and instability in the world around us, the Board has been actively involved in how we manage and engage responsibly in the face of geopolitical issues. We continue to take strong stances to support our team members, customers and partners, as we believe that it is our responsibility to look beyond our ecosystem and be good citizens of the broader world.
In closing, I would like to thank the Payoneer team for their great efforts to bring real value to our customers and communities, to deliver robust financial results and to set us up for sustainable and responsible long-term success. And for those of you who have invested in our team as stockholders, I would also like to express my sincere appreciation for your interest in and support for Payoneer. We are just scratching the surface of an enormous market opportunity, and are incredibly optimistic about the future of our company as we build a robust platform that empowers businesses to participate and flourish in the new global economy.
Thank you for all of your support and I hope you and your families and communities remain safe and healthy in 2022.
Scott Galit
Chief Executive Officer & Director

Payoneer Global Inc.
Notice of annual meeting of stockholders
to be held virtually on June 14, 2022 at 9.00 a.m. (Eastern Time)
April 28, 2022
Dear Stockholder:
You are cordially invited to attend the 2022 Annual Meeting of the Stockholders (the “Annual Meeting”) of Payoneer Global Inc., a Delaware corporation (“we,” “us,” “Payoneer” or the “Company”). The Annual Meeting will be held virtually at www.virtualshareholdermeeting.com/PAYO2022 on June 14, 2022, at 9.00 a.m. (Eastern Time), for the following purposes:
1.
To elect the two nominees for Class I directors to serve until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified;

2.
To ratify the selection of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited (“PwC”), as the independent registered public accounting firm for Payoneer for the fiscal year ending December 31, 2022; and

3.
To conduct any other business properly brought before the Annual Meeting.

The record date for the Annual Meeting is April 20, 2022 (the “Record Date”). Only stockholders of record at the close of business on the Record Date may vote at the Annual Meeting or any adjournment thereof.
We have determined to hold a virtual annual meeting in order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location and at no cost. We believe this is the right choice for Payoneer currently, as it enables engagement with our stockholders, regardless of size, resources, or physical location while safeguarding the health of our stockholders, Board and management. We are committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting.
If you plan to participate in the virtual Annual Meeting, please see the Questions and Answers section below. Stockholders will be able to attend, vote and submit questions via the internet by visiting www.virtualshareholdermeeting.com/PAYO2022.
In the event of an adjournment, postponement or emergency that may change the Annual Meeting’s time or date, Payoneer will make an announcement, issue a press release or post information at www.payoneer.com to notify stockholders, as appropriate. If you have any questions or need assistance in voting your shares, please write to Payoneer Investor Relations at Payoneer Global Inc., 150 W 30th St, New York, New York 10001 or by email at investor@payoneer.com.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 14, 2022. This Proxy Statement and the Company’s 2021 Annual Report on Form 10-K are available at www.proxyvote.com.
As permitted by applicable Securities and Exchange Commission rules, on or about April 28, 2022, we mailed an Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our Annual Meeting proxy statement and 2021 Annual Report on Form 10-K online, as well as instructions on how to obtain printed copies of these materials by mail.
By Order of the Board of Directors
Tsafi Goldman,
Chief Legal & Regulatory Officer and Corporate Secretary

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO VIRTUALLY ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD, OR VOTE OVER THE TELEPHONE OR INTERNET AS INSTRUCTED IN THESE MATERIALS, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IF YOU ATTEND THE ANNUAL MEETING.

About Payoneer

2021: A year of building on strength, leveraging our unique position in the market empowering businesses around the world to be successful

JAN

- Launched **Payoneer Commercial Mastercard** to streamlines SMB payments
- Enhanced **B2B AP/AR** offering with launch of the Payoneer wire receiving account
- Partnered with **eBay** to enable global merchants to get paid locally
- Partnered with **Bukalapak**, to drive growth in South-East Asia
- PAYO Nasdaq Listed — **Listed as a public company on Nasdaq as PAYO**
  Rebranded as the world's go-to partner for digital commerce everywhere
- Partnered with **Coupang**, Korea's leading marketplace
- Launched **Payoneer for Aggregators** program
- Partnered with **Walmart** to offer working capital to their merchants
- Launched **roll out of Payoneer Checkout** in Asia, providing payment acceptance to global merchants
- Added **record number of new customers** in 2021

DEC

| 2022 Proxy Statement	1

The story of Payoneer is best told through the stories of our customers and partners
Payoneer serves small businesses, global marketplace platforms, mobile wallets and SaaS platforms that are changing the way we buy, sell, consume, engage, work, earn and learn in our increasingly digital and interconnected global world. What they all have in common is that they see a world of opportunity that is growing because of digitalization and creating unbounded potential to build and grow a successful business. The following stories include some of the winners of the annual Payoneer Entrepreneurship Awards, and all illustrate how our customers and partners have gained value from their relationship with Payoneer:

Bukalapak, a leading marketplace and ecommerce platform based in Indonesia with 100-plus million customers and 13.5 million sellers, partnered with Payoneer as their first mass payout partner to help facilitate their international expansion. They chose Payoneer because we’re uniquely positioned in the market, offering capabilities to enable seamless and secure payment solutions for their overseas sellers in Southeast Asia and beyond.

Vimo, a leading mobile wallet in Vietnam, joined our Payoneer for Banks program, which experienced triple-digit growth in both volumes and customer applications last year. Through the partnership, the best of Payoneer’s global capabilities are now integrated together into Vimo’s local offering in Vietnam.

AutoDS, a dropshipping platform headquartered in Israel, helps over 10,000 merchants throughout the US and Europe to automate their online sales processes. AutoDS relies upon Payoneer’s B2B AP/AR services to get paid by its clients, while integrating with our API to enable other Payoneer customers to pay with their account balance.

Candice Deepler from Australia is the founder of TrueSooth, a brand created by women for women, delivering solution-based breast pain relief products. They use Payoneer to get paid for their sales on ecommerce marketplaces in the US, as well as using B2B AP/AR to get paid for their B2B transactions with international wholesalers. They use the funds in their multi-currency account to pay their suppliers and use the Payoneer Digital Mastercard to pay for online business expenses.

Archana Garodia Gupta from India is the founder & CEO of Touchstone, a company that manufactures and exports jewellery and handicrafts to consumers around the world. Passionate about preserving and disseminating Indian heritage to the world, they combine the creativity of rural artisans together with the global reach of multiple ecommerce channels. The business has grown 15x over the last 4 years. They use Payoneer to get paid by global marketplaces and leverage our partner ecosystem to connect with logistics and taxation providers, while also using the Payoneer VAT service.

Guadalupe Rincón from Mexico is a partner at Ideaphilos Comunicacion, a global digital marketing agency. In 2021 they experienced 500% year-over-year growth, largely as a result of strong growth in the US and Canada. They use Payoneer’s B2B AP/AR services to bill their international customers as well as receiving payments from Storyhunter, a Payoneer mass payouts customer that has built a platform connecting people with the top video creators around the world.

2	| 2022 Proxy Statement

PROPOSAL NO. 1: ELECTION OF DIRECTORS
The Company’s Board of Directors is presently comprised of eight members, who are divided into three classes, designated as Class I, Class II and Class III. One class of directors is elected by the stockholders at each annual meeting to serve from the time of their election until the third annual meeting of stockholders following their election. Class I directors consist of Avi Zeevi and Scott H. Galit; Class II directors consist of Rich Williams, John C. (Hans) Morris and Amir Goldman; and Class III directors consist of Heather Tookes, Christopher (Woody) Marshall and Pamela H. Patsley.
The Nominating and Corporate Governance Committee of the Board has recommended, and the Board has approved, the nomination of our Class I directors, Avi Zeevi and Scott H. Galit, for three-year terms expiring at the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified, or, if sooner, until the director’s death, resignation, retirement, disqualification or removal. Each of Mr. Zeevi and Mr. Galit is currently a director of the Company, and Mr. Galit is also the CEO of the Company. Directors are elected by a plurality of the votes of the holders of shares present or represented by proxy and entitled to vote on the election of directors. The two nominees receiving the highest number of affirmative votes will be elected.
Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. If any nominee should become unavailable to serve for any reason, the proxies named may cast votes for a substitute nominee designated by the Nominating and Corporate Governance Committee and approved by the Board, or the Board may reduce its size. We have no reason to believe that any nominee named will be unable to serve if elected.
| 2022 Proxy Statement	3

Nominees for Director and Continuing Directors
The names and ages of the nominees and continuing directors, length of service with the Company and Board committee memberships are set forth in the table below.
Name	Age	Director Since	Current Term Expires	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Risk Committee
Nominees
Avi Zeevi*	71	2008	2022	x	x			x
Scott H. Galit	51	2010	2022					x
Continuing Directors
Rich Williams	47	2021	2023	x	x			x
John C. (Hans) Morris	63	2014	2023	x	x			x
Amir Goldman	50	2014	2023	x		x	x
Heather Tookes	47	2021	2024	x	x	x
Christopher (Woody) Marshall	53	2017	2024	x		x	x
Pamela H. Patsley	64	2021	2024	x	x		x
* Chair of the Board
Our directors self-identify as set forth in the table below.
Board Diversity Matrix (as of February 24, 2022)
Total Number of Directors:	8
	Female	Male
Directors	2	6
Number of Directors who Identify in Any of the Categories Below:
African American or Black	1	0
White	1	6
A brief biography of each nominee and each continuing director is also set forth below, which includes information, as of the date of this Proxy Statement, regarding specific and particular experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee and the Board to believe that the director should serve on the Board:
4	| 2022 Proxy Statement

Director Nominees
Avi Zeevi Age: 71 Director Since: 2008
Mr. Zeevi has served as the Chair of the Board of Directors of Payoneer since 2008. He is a FinTech entrepreneur and investor. He is co-founder of the Viola Group - a private equity investment group with over $3 billion of assets under management, and co-founder and General Partner of Viola Ventures, a venture capital firm. Mr. Zeevi is also a co-founder and the Chairman of the investment committee of Viola FinTech. Mr. Zeevi has been with Viola since 2000 and has more than 40 years of experience as an entrepreneur, executive and investor. Mr. Zeevi has experience in the global financial industry through his involvement in several FinTech companies including: MINT Systems, Decalog and Actimize, where he served as an active Chairman from 2001 and until it was sold to NICE Systems (NASDAQ: NICE) in 2007. Mr. Zeevi is also a board member of a number of private companies. Mr. Zeevi is a board member at the Center for Educational Technology (CET) which is dedicated to the advancement of the education system in Israel, in the Jewish world and around the globe. He is also a Member of the Board of Governors of the Technion - the Israel Institute of Technology. Mr. Zeevi has a Bachelor of Science in Industrial Engineering from the Technion - Israel Institute of Technology. We believe Mr. Zeevi’s vast experience with FinTech companies, his experience as a CFO of a publicly traded company and extensive experience as a board member of fast-growing technology companies through his diverse career make him well qualified to serve as a director.

Scott H. Galit Age: 51 Director Since: 2010
Mr. Galit has served as the CEO and a director of Payoneer since 2010. Prior to joining Payoneer, Mr. Galit was President of i2c. Before joining i2c in 2010, he was the Executive Vice President at Meta Payments Systems and on the Executive Committee of MetaBank, an
OTS-regulated financial institution. From 2005 to 2007 he was the Global Head of Prepaid for Mastercard, where he developed Mastercard’s global prepaid strategy and oversaw its global prepaid business. Mr. Galit was the founder and CEO of Solspark from 1999 to 2002, Senior Vice President/General Manager at Concord EFS from 2002 to 2003 (after Solspark was sold to Concord EFS), and Senior Vice President/General Manager of First Data from 2003 to 2004 (after Concord EFS was sold to First Data). Earlier in his career he was an investment banker at Donaldson, Lufkin & Jenrette. Mr. Galit was also a founding board member of the Network Branded Prepaid Card Association (NPBCA). Mr. Galit has a Bachelor of Arts with distinction from the honors program at the University of Virginia. We believe that Mr. Galit’s extensive experience in executive leadership positions in the payment industry makes him a valuable member of our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.
| 2022 Proxy Statement	5

Continuing Directors
Rich Williams Age: 47 Director Since: 2021
Mr. Williams has served as a director of Payoneer since June 2021. Mr. Williams currently serves as Principal and CEO of The Value Studio, LLC, which he founded in 2020 to provide strategic consulting and advisory services for leading private equity and venture capital firms and their portfolio companies, and managing partner of Works Capital, LLC, a private investment fund focusing on early-stage disruptive technology companies. Since February 2022, Mr. Williams has served as a board member of Shift One, Inc., a privately held online labor marketplace company. From 2020 to 2021, Mr. Williams served as CEO and board member of Alkuri Global Acquisition Corp. (Alkuri; NASDAQ: KURI), a special purpose acquisition corporation favoring next-generation technology businesses led by visionary founders and teams leveraging data and artificial intelligence in the areas of Consumer Internet and Marketplaces, Healthtech, Fintech and Mobility. Prior to his roles at The Value Studio and Alkuri, from 2011 to 2020, Mr. Williams served in a variety of executive roles at Groupon, a small business services and products online marketplace, including serving as CEO from 2015 to 2020. From 2008 to 2011, Mr. Williams ran a variety of global Marketing and Advertising teams and technologies at Amazon. Prior to joining Amazon, Mr. Williams spent over seven years developing marketing programs and technologies in a variety of leadership roles at Experian, a leading global data, analytics and financial services company. Mr. Williams also served on the board of Groupon (NASDAQ: GRPN) from 2015 to 2020, and Kontoor Brands (NYSE: KTB) from 2019 to 2020. Mr. Williams studied Aerospace Engineering and Political Science at the University of Southern California. We believe Mr. Williams’ experience in e-commerce, technology, marketing, financial services and corporate governance make him well qualified to serve as a director.

John C. (Hans) Morris Age: 63 Director Since: 2014
Mr. Morris has served as a director of Payoneer since 2014. He is the managing partner of Nyca Partners, a venture capital firm exclusively focused on applying innovation into the global financial system, a role he has served in since founding Nyca Partners in 2014. Mr. Morris also serves as a director of Lending Club (NYSE: LC), AvidXchange (NYSE: AVDX), Fidel, Propel, SigFig, and Gr4vy. He has previously served as Managing Director of General Atlantic, a global growth equity firm, from 2010 until founding Nyca in 2014. From 2007 to 2009, he served as President of Visa during the time in which it completed its reorganization and initial public offering. From 1980 to 2007 he served in various roles at Citigroup and its predecessors, including Chief Financial Officer of the institutional businesses, Chief Operating Officer of the investment bank, and head of the financial services group. Mr. Morris serves as a trustee of the Public Theater in New York, and Chairman of the board of The Berkshire Eagle. He was previously Chairman of the Board of MASS MoCA and the Hopkins Center for the Arts at Dartmouth College. Mr. Morris has a Bachelor of Arts from Dartmouth College. We believe Mr. Morris is well qualified to serve on our board because of his long-standing experience in the financial sector, including holding senior executive roles and director positions in public companies.

6	| 2022 Proxy Statement

Amir Goldman Age: 50 Director Since: 2014
Mr. Goldman has served as a director of Payoneer since 2014. Since 2006, he has served as the founder and Managing Director of Susquehanna Growth Equity, a private equity firm focused on investing in growing companies in the software and payments sectors. From 2002 to 2006, he was a Principal at TL Ventures, a venture capital firm and he previously served as Principal at BRM Capital, a venture capital firm focused on internet infrastructure and software companies between 1999 and 2002. Mr. Goldman has served on the boards of multiple private companies, including iCIMS, HighRadius, HMP Global, CashEdge (acquired by Fiserv), and Macropoint (acquired by Descartes). Mr. Goldman has a Master of Business Administration from Harvard Business School and a Bachelor of Science in Economics from the Wharton School at the University of Pennsylvania. We believe Mr. Goldman’s experience in analyzing companies, investing in technology, and overseeing the growth of companies through board participation make him well qualified to serve as a director.

Heather Tookes Age: 47 Director Since: 2021
Ms. Tookes has served as a director of Payoneer since June 2021. She currently serves as a finance professor at the Yale School of Management, a leader in business education, and has been on the faculty of the Yale School of Management since 2004. Ms. Tookes also currently serves on the boards of Dimensional Funds (DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., DFA Investment Trust Company, Dimensional Emerging Markets Value Fund, and Dimensional ETF Trust, each of which is a registered investment company), and Ariel Investments, a registered investment company, and served on the board of KCG Holdings in 2017 (formerly listed on NYSE until it was acquired that year). Ms. Tookes has a Bachelor of Arts in Economics from Brown University and a Ph.D. in Finance from Cornell University. We believe Ms. Tookes brings to the board considerable expertise in corporate credit and capital markets based on her extensive research and teaching at the Yale School of Management, along with prior audit committee service, that makes her well qualified to serve as a director.

Christopher (Woody) Marshall Age: 53 Director Since: 2017
Mr. Marshall has served as a director of Payoneer since 2017. In addition to his role on Payoneer’s board of directors, he currently serves as director on the boards of directors of Spotify (NYSE: SPOT) (where he serves as the lead independent director) and Nerdy (NYSE: NRDY), both of which he joined in 2015, and as a director in a number of private companies. Since 2008, Mr. Marshall has served as a general partner of TCV, a private equity firm. Mr. Marshall has been active in the venture capital industry since 1995, having spent 12 years at Trident Capital, a venture capital and private equity firm with a primary investment focus on the payments, internet and mobile industries. Mr. Marshall has a Bachelor of Arts in Economics from Hamilton College and a Master of Business Administration from the Kellogg School of Management at Northwestern University. We believe Mr. Marshall’s experience in the payments industry, serving on public company boards and advising fast-growing platforms as they scale make him well qualified to serve on our board of directors.

| 2022 Proxy Statement	7

Pamela H. Patsley Age: 64 Director Since: 2021
Ms. Patsley has served as a director of Payoneer since September 2021. From 2016 to 2018, Ms. Patsley served as Executive Chair of MoneyGram International, Inc. (NASDAQ: MGI), the global remittance Company, and was Chair and Chief Executive Officer from 2009 to 2015. Ms. Patsley also previously held executive positions with the payment processor First Data Corporation, First Data Merchant Services (a division of First Data Corporation), Paymentech, Inc. and First USA, Inc. Earlier in her career, she worked for KPMG. Ms. Patsley currently serves on the boards of Texas Instruments Inc. (NASDAQ: TXN), Keurig Dr Pepper Inc. (NASDAQ: KDP), and Hilton Grand Vacations Inc. (NYSE: HGV). From 2018 through 2021 she served on the board of ACI Worldwide, Inc. (NASDAQ: ACIW), from 1996 through 2009 on the board of Molson Coors Brewing Company (NYSE: TAP), and from 2002 through 2006 on the board of Pegasus Solutions Inc. (NASDAQ: PEGS). Ms. Patsley holds a Bachelor of Science in Business Administration — Accounting from the University of Missouri. We believe Ms. Patsley’s experience as an executive in the financial services industry, as well as her experience serving on public company boards, make her well qualified to serve on our board of directors.

8	| 2022 Proxy Statement

INFORMATION REGARDING THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE
This section describes key corporate governance principles and practices that we have adopted. Complete copies of the charters of the committees of the Board, our Corporate Governance Guidelines and our Code of Conduct and Ethics, described below, can be found in the Governance section on our website at investor.payoneer.com/governance. Alternatively, you can request a copy of any of these documents free of charge by writing to: Corporate Secretary, c/o Payoneer Global Inc., 150 W 30th St, New York, New York 10001. Information on or accessible through our website is not incorporated by reference in this Proxy Statement.
Board Composition
Our Board of Directors currently consists of eight members. In accordance with our amended and restated Certificate of Incorporation and our Bylaws, our directors are divided into three classes serving staggered three-year terms. At each annual meeting of stockholders, our directors will be elected to succeed the class of directors whose terms have expired. Our current directors are divided among the three classes as follows:
•
Class I directors consist of Avi Zeevi and Scott H. Galit;

•
Class II directors consist of Rich Williams, John C. (Hans) Morris and Amir Goldman; and

•
Class III directors consist of Heather Tookes, Christopher (Woody) Marshall and Pamela H. Patsley.

Only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective terms. Each director’s term continues until the election and qualification of their successor, or their earlier death, resignation, retirement, disqualification, or removal.
Independence of the Board of Directors
The Board has affirmatively determined that Messrs. Zeevi, Williams, Morris, Goldman, and Marshall, and Mses. Tookes and Patsley are independent directors within the meaning of the applicable Nasdaq listing standards regarding the definition of  “independent” (the “Independent Directors”). In making these determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions”. There are no family relationships between any director and any of our executive officers.
Board Leadership Structure
Our Board of Directors is currently chaired by Mr. Zeevi. As a general policy, our Board of Directors believes that separation of the positions of Chair of our Board of Directors and Chief Executive Officer reinforces the independence of our Board of Directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board of Directors as a whole. As such, Mr. Galit serves as our Chief Executive Officer while Mr. Zeevi serves as the Chair of our Board of Directors but is not an officer.
In addition, all members of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee are Independent Directors.
Role of the Board in Risk Oversight
One of the Board’s key functions is informed oversight of the Company’s risk management process. The Board believes that its current leadership structure facilitates its risk oversight responsibilities. In particular, the Board
| 2022 Proxy Statement	9

believes the majority-independent Board and independent Board committees provide a well-functioning and effective balance to an experienced Chief Executive Officer.
The Audit Committee manages risk by overseeing the integrity of the Company’s financial statements and internal controls; the qualifications, independence and performance of the Company’s independent auditor; the performance of the Company’s internal audit function; and the Company’s compliance with legal and regulatory requirements. The Audit Committee reviews and discusses with members of the Risk Committee of the Board and with management the Company’s major financial risk exposures and steps taken to monitor and control such exposures.
The Nominating and Corporate Governance Committee manages risk by reviewing and evaluating the size, composition, function and duties of the Board consistent with its needs; overseeing the succession process in the event the Board determines that a new Chief Executive Officer should be hired; making recommendations to the Board as to determinations of director independence; and developing and recommending to the Board the Corporate Governance Guidelines, reviewing and reassessing the Code of Conduct and Ethics for the Company and overseeing compliance with such Guidelines and Code.
The Compensation Committee manages risk by reviewing and assessing risks arising from the Company’s employee compensation policies and practices and whether any such risks are reasonably likely to have a material adverse effect on the company.
The Risk Committee manages risk by overseeing the Company’s affairs in the areas of enterprise risk management and certain compliance matters, including review of key risk issues and emerging risks that may be applicable to the Company, discussion of management’s risk mitigation processes and evaluation of potential remediation plans.
Meetings of the Board of Directors
During the fiscal year ended December 31, 2021, the Board held eleven meetings. Each Board member attended 75% or more of the aggregate meetings of the Board and of the committees on which they served held in 2021 during the period for which they were a director or committee member. The Company’s directors are expected to attend our annual meetings of stockholders. We did not hold a 2021 annual meeting of stockholders because we were not a publicly traded company prior to June 28, 2021.
Our Independent Directors meet from time to time in executive session as part of Board or committee meetings. The Board and each of our standing independent committees typically hold an executive session of non-management directors (all of whom are Independent Directors) as a part of most regularly scheduled quarterly meeting.
Information Regarding Committees of the Board of Directors
The Board has a number of committees that perform certain functions for the Board. The current committees of the Board are the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Risk Committee. Below is a description of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Board. The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee each has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee meets the applicable Nasdaq listing standards regarding “independence” and that each member has no relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Audit Committee
The Board has a separately designated standing Audit Committee established in accordance with Section 3(a)(58) of the Exchange Act. The Audit Committee was established by the Board on June 25, 2021.
10	| 2022 Proxy Statement

The members of our Audit Committee are Avi Zeevi, John C. (Hans) Morris, Heather Tookes, Rich Williams and Pamela H. Patsley. Ms. Patsley is the Chair of our Audit Committee. The composition of our Audit Committee meets the requirements for independence under the current Nasdaq listing standards and SEC rules and regulations, including independence requirements specific to members of the audit committee of the board of directors of a listed company. Each member of our Audit Committee is financially literate. In addition, our Board of Directors has determined that each of Ms. Patsley and Mr. Zeevi is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act of 1933, as amended. Our Audit Committee is directly responsible for, among other things:
•
assisting the Board in its oversight of

•
the integrity of the Company’s financial statements and internal controls;

•
the qualifications, independence and performance of the Company’s independent auditor;

•
the performance of the Company’s internal audit function; and

•
the Company’s compliance with legal and regulatory requirements; and

•
preparing the Audit Committee report that the Securities and Exchange Commission rules require to be included in the Company’s annual proxy statement.

In 2021, the Audit Committee met five times. Our Audit Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the Nasdaq. The Audit Committee charter can be found in the Governance section of our website at investor.payoneer.com/governance. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. The Audit Committee may delegate its authority to subcommittees or the Chair of the Audit Committee, in its discretion.
Compensation Committee
The members of our Compensation Committee are Amir Goldman, Christopher (Woody) Marshall and Heather Tookes. Mr. Goldman is the Chair of our Compensation Committee. Each member of this committee is a non-employee director, as defined by Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and meets the requirements for independence under the current Nasdaq listing standards and SEC rules and regulations, including independence requirements specific to members of the compensation committee of the board of directors of a listed company. Our Compensation Committee is responsible for, among other things:
•
determining, or recommending to the Board for determination, the base salary, incentive compensation, long-term compensation and any other compensation or benefit of the Chief Executive Officer and each of the Company’s other executive officers;

•
reviewing, periodically evaluating and making recommendations to the Board regarding the compensation and benefits for the Company’s directors;

•
reviewing and evaluating the Company’s executive compensation and benefits policies generally, including the review and recommendation of any incentive-compensation and equity-based plans of the Company that are subject to Board approval;

•
reviewing and assessing risks arising from the Company’s employee compensation policies and practices and whether any such risks are reasonably likely to have a material adverse effect on the Company.

In 2021, the Compensation Committee met four times. Our Compensation Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the Nasdaq. The Compensation Committee charter can be found in the Governance section of our website at investor.payoneer.com/governance. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. The Compensation Committee charter grants the Compensation Committee sole authority to retain or obtain the advice of a compensation consultant, legal counsel or other adviser, including the authority to approve the
| 2022 Proxy Statement	11

consultant’s reasonable compensation. The Compensation Committee may select such advisers, or receive advice from any other adviser, after taking into consideration all factors relevant to that person’s independence from management, including those independence factors enumerated by Nasdaq rules.
The Compensation Committee may delegate its authority to subcommittees or the Chair of the Compensation Committee, in its discretion.
Compensation Committee Processes and Procedures
The implementation of our compensation philosophy is carried out under the supervision of the Compensation Committee. The Compensation Committee charter requires that the Compensation Committee meet as often as it determines is appropriate to carry out its responsibilities under the charter, but not less than twice a year. The Chair of the Compensation Committee, in consultation with the other Compensation Committee members, determines the frequency and length of the Compensation Committee meetings and shall set meeting agendas consistent with the Compensation Committee charter. The Compensation Committee also meets regularly in executive session. Management does not participate in the executive sessions of the Compensation Committee.
Nominating and Corporate Governance Committee
The members of our Nominating and Corporate Governance Committee are Amir Goldman, Christopher (Woody) Marshall and Pamela H. Patsley. Mr. Marshall is the Chair of our Nominating and Corporate Governance Committee. All members of our Nominating and Corporate Governance Committee meet the requirements for independence under the current Nasdaq listing standards. Our Nominating and Corporate Governance Committee is responsible for, among other things:
•
reviewing and evaluating the size, composition, function and duties of the Board consistent with its needs;

•
recommending criteria for the selection of candidates to the Board and its committees, and identifying individuals qualified to become Board members consistent with such criteria, including the consideration of nominees submitted by stockholders;

•
recommending to the Board director nominees for election at the next annual or special meeting of stockholders at which directors are to be elected or to fill any vacancies or newly created directorships that may occur between such meetings;

•
recommending directors for appointment to Board committees;

•
overseeing the succession process in the event the Board determines that a new Chief Executive Officer should be hired;

•
making recommendations to the Board as to determinations of director independence;

•
overseeing the evaluation of the Board;

•
reviewing the Company’s actions in furtherance of its corporate social responsibility, including considering the impact of Company procedures and processes on employees, citizens and communities; and

•
developing and recommending to the Board the Corporate Governance Guidelines and Code of Conduct and Ethics for the Company and overseeing compliance with such Guidelines and Code.

Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the Nasdaq. A detailed discussion of the Nominating and Corporate Governance Committee’s procedures for recommending candidates for election as a director appears below under the caption “Procedures of the Nominating and Corporate Governance Committee”.
The Nominating and Corporate Governance Committee charter can be found in the Governance section of our website at investor.payoneer.com/governance. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. The Nominating and Corporate Governance Committee charter grants the
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Nominating and Corporate Governance Committee authority to retain and terminate any advisers, including search firms, to identify director candidates, compensation consultants as to director compensation and legal counsel in relation to such matters, including sole authority to approve all such advisers’ fees and other retention terms.
Procedures of the Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee shall meet as often as it determines is appropriate to carry out its responsibilities under its charter, and at least once each year. Because we became a public company in late June 2021, the Nominating and Corporate Governance Committee did not hold any meetings in 2021, as the entire Board reviewed the director qualifications, independence and composition of the Board committees, and the governing policies and committee charters, and approved as necessary and appropriate.
Beginning in 2022, the Chair of the Nominating and Corporate Governance Committee, in consultation with the other Committee members, shall determine the frequency and length of the Nominating and Corporate Governance Committee meetings and shall set meeting agendas consistent with the charter. The Nominating and Corporate Governance Committee may delegate its authority to subcommittees or the Chair of the Nominating and Corporate Governance Committee, in its discretion.
In evaluating director nominees, the Board, with assistance of the Nominating and Corporate Governance Committee, considers a nominee’s qualities, performance and professional responsibilities, but also the then composition of the Board and the challenges and needs of the Board at that time, including issues of judgment, skills, background and experience.
Communications with the Board of Directors
Stockholders or other interested parties wishing to communicate with the Board, the Chair, the independent directors as a group or any individual director may do so by writing to: Corporate Secretary, c/o Payoneer Global Inc., 150 W 30th St, New York, New York 10001.
All communications will be promptly forwarded to the appropriate director(s). Such items that are unrelated to a director’s duties and responsibilities as a Board member may be excluded by our corporate security department, including, without limitation, solicitations and advertisements, junk mail, product-related communications, job referral materials and resumes, surveys, and material that is determined to be illegal or otherwise inappropriate.
Stockholders may recommend a candidate to the Board by following the procedures described above. The Nominating and Corporate Governance Committee will evaluate director candidates recommended by shareholders in the same manner as other director candidates.
Code of Conduct and Ethics
Our Board of Directors has adopted a Code of Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior officers. The full text of our Code of Conduct and Ethics is available in the Governance section of our website at investor.payoneer.com/governance. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. We intend to disclose future amendments to our Code of Conduct and Ethics, or any waivers of such code, on our website set forth above.
| 2022 Proxy Statement	13

Social Responsibility and ESG Practices
As the world’s go-to partner for digital commerce, Payoneer democratizes access to financial services and drives growth for millions of businesses of all sizes around the world. With a single connection to Payoneer’s global payment and commerce-enabling platform, our customers can transact globally as easily as they do locally, empowering participation in the digital economy and driving growth for enterprises, marketplaces and SMBs worldwide.
We hold ourselves accountable to our values and believe that our success is shared by all our stakeholders. Our responsibility to the communities we serve and the trust of our customers, employees and investors is what guides us as we work to democratize access to economic opportunity globally.
Key areas of focus for Payoneer’s environmental, social and governance (“ESG”) efforts are:
•
Customers: We aim to democratize access to economic opportunity by providing businesses in a variety of markets, with the technology, connections and confidence to participate and flourish in the new digital economy.

•
Employees: We believe the world is richer thanks to diversity and are committed to building an equitable environment for all employees. We seek to attract and retain creative problem solvers who care for and respect one another, while sharing a passion for making a positive impact.

•
Communities: We believe that global businesses have a responsibility to the markets where they operate. We aim to make a positive impact on our communities around the world, helping them to access universal opportunities.

•
Environment: We are mindful of our environmental responsibility and behavior, and are exploring how best to work towards reducing our footprint.

•
Governance: We value trust and integrity, which are fundamental to successful partnerships with all our stakeholders. We are committed to transparency and accountability through compliance with requisite corporate policies.

ESG Governance
Our Nominating and Corporate Governance Committee provides oversight of the development and implementation of our ESG strategy. As part of its charter, the Committee reviews the Company’s actions in furtherance of its corporate social responsibility, including considering the impact of Company procedures and processes on employees, citizens and communities. The Nominating and Corporate Governance Committee receives updates from management on the development and implementation of our ESG workplan, and the Nominating and Corporate Governance Committee discusses ESG topics with management.
Diversity & Inclusion
We celebrate diversity and believe that our people are our greatest resource. At Payoneer, we inherently believe that fostering an environment in which all employees feel valued, included, and empowered to do their best work and bring great ideas to the table, is the key ingredient for building sustainable shareholder and stakeholder value.
Payoneer employs 1900+ employees in 20+ countries and we make every effort to promote a fair and inclusive work environment. We are especially proud that women represent more than half of our global management team and of our total global staff. Payoneer continues to develop programming for our employees around ethnic celebration months, LGBTQ+ issues and racial equity.
Overall, our diversity efforts are focused on:
•
Ensuring that diverse communities within Payoneer are represented, understood, and appreciated.

•
Educating and advising on current and emerging topics of concerns.

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•
Helping identify, define, recommend, and offer insights into specific responses to support. Practical and tangible actions to enhance our work environment and the employee experience.

Our ESG initiatives in 2021
Employees
As the COVID-19 pandemic continued to affect all our stakeholders, in 2021 we took important steps to help support the customers we serve, including employees. Our international employee survey — We Say — garnered a 95% participation rate. Our leadership team and risk experts continuously monitor various risks that may impact our employees globally and provide guidance to ensure their health and safety. We announced a hybrid return to work model to ensure our employees have the flexibility they need while also protecting our culture and our collaborative, creative spirit.
Customers
Our core obligation at Payoneer is to ensure the security of our customers’ funds and data. The company deploys multiple layers of risk technology and data protection, both in-house and third-party tools, alongside various procedures to protect the Payoneer platform and monitor customer transactions against fraudulent activities, such as registration fraud, account takeover and other suspicious activities.
Communities
Each year, through the annual Entrepreneurship Awards, Payoneer celebrates entrepreneurs and small businesses everywhere who embody the Company’s mission and values. In 2021, Payoneer awarded its sixth annual Entrepreneurship Awards, with 60% of recipients this year being female-led businesses, and for the first year, we included the “Socially Responsible Business of the Year” category.
Throughout the COVID-19 pandemic, we provided our communities with global support through charitable and volunteer opportunities for organizations and causes that strengthen the local communities where we work and live. Among these: Fintech In Action, Hat Not Hate, WeHero, Project Sunshine, and Urban Synergy.
Looking ahead
In 2022, we are committed to increasing our ESG efforts. With oversight from our Nominating and Corporate Governance Committee, we are continuing to develop an ESG program that aligns with our purpose to imagine, engineer and inspire a universal future for commerce in which the entire world can realize its potential. As part of this effort, we recently appointed a Senior Director responsible for overseeing Payoneer’s social impact and ESG activity. We are focusing on increasing our transparency and accountability and look forward to continuing to share our progress regularly and transparently in these areas in 2022.
| 2022 Proxy Statement	15

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
In connection with the Company’s December 31, 2021 consolidated financial statements, the Audit Committee reviewed and discussed the audited financial statements with management and the specific disclosures contained in the Company’s Annual Report on Form 10-K, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, discussed with Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited (“PwC”) the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, and considered the compatibility of non-audit services with PwC’s independence. The Audit Committee also reviewed written disclosures and the letter from PwC as required by applicable requirements of PCAOB regarding such independent accountant’s communications with the Audit Committee concerning independence and has discussed the independence with the accountant. The Audit Committee met five times during 2021.
Based on the review and discussions discussed above, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.
Pamela H. Patsley
Avi Zeevi
John C. (Hans) Morris
Heather Tookes
Rich Williams
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PROPOSAL NO. 2: RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR PAYONEER
On April 12, 2022, the Board selected and approved of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited (“PwC”), as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. PwC has served as our independent registered public accounting firm since 2005. Representatives of PwC plan to attend the Annual Meeting and will be available to answer appropriate questions from stockholders. They will have the opportunity to make a statement if they desire to do so.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of PwC as the Company’s independent registered public accounting firm. However, the Board is submitting the selection of PwC to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether to retain PwC. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in the best interest of the Company and its stockholders.
Independent Registered Public Accounting Firm
The following is a summary of the fees and services provided by PwC to the Company for fiscal years 2020 and 2021:
	Fiscal Year Ended December 31,
Description of Services Provided by PwC	2021	2020
Audit Fees(1)	$1,105,195	$1,052,799
Audit Related Fees(2)	$562,000	$12,030
Tax Fees	$102,646	$103,150
All Other Fees	$2,060	$2,961
TOTAL	$1,771,901	$1,170,941
(1) Audit fees for PwC for 2021 and 2020 were for professional services rendered for the audits of our financial statements, review of interim financial statements, review of registration statements filed with the SEC and services that were provided by PwC in connection with statutory and regulatory filings or engagements.
(2) Fees for the year ended December 31, 2021 included $562,000 billed in connection with other services related to our public listing in June 2021.
The Audit Committee or delegate thereof pre-approves the scope of the audit, audit-related and tax services provided by our independent registered public accounting firm, as well as all associated fees and terms. The Board adopted pre-approval policies and procedures in June 2021. The Audit Committee evaluates the independent registered public accounting firm’s qualifications, performance and independence, and presents its conclusions to the full Board on at least an annual basis.
All of the services provided by PwC since our public listing in June 2021, and fees for such services, were pre-approved by the Audit Committee in accordance with these standards.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL NO. 2.
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OTHER INFORMATION RELATED TO PAYONEER,
THE DIRECTORS AND EXECUTIVE OFFICERS
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information known to us regarding beneficial ownership of our common stock as of December 31, 2021 by:
•
each person whom we know to own beneficially more than 5% of our common stock;

•
each of our directors and named executive officers individually; and

•
all of our current directors and executive officers as a group.

In accordance with the rules of the SEC, beneficial ownership includes voting or investment power with respect to securities and includes the shares issuable pursuant to stock options that are exercisable and restricted stock units that vest within 60 days of December 31, 2021. Shares issuable pursuant to stock options or restricted stock units are deemed outstanding for computing the percentage of the person holding such options or restricted stock units but are not outstanding for computing the percentage of any other person. The percentage ownership of our common stock in the “Shares Beneficially Owned” column in the table is based on 340,384,157 shares of our common stock issued and outstanding as of December 31, 2021.
Unless otherwise indicated, the mailing address of each of the stockholders below is c/o Payoneer Global Inc., 150 W 30th St, New York, New York 10001. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.
	Shares Beneficially Owned
Name of Beneficial Owner	Shares	Percentage
5% and Greater Stockholders:
Affiliates of FTAC(1)	19,639,985	5.77%
Certain funds and accounts of Susquehanna Growth Equity(2)	34,089,218	9.91%
Certain funds and accounts of TCV(3)	46,585,994	13.49%
Certain funds and accounts of Temasek(4)	22,615,415	6.60%
Viola Ventures III, L.P.(5)	25,223,122	7.35%
Certain funds and accounts of Wellington Management(6)	35,027,388	10.22%
T. Rowe Price Associates, Inc.(7)	19,727,660	5.80%
Current Named Executive Officers and Directors:
Scott Galit†(8)	9,812,216	2.82%
Arnon Kraft	20,000	*
Robert Clarkson	—	*
Avi Zeevi(5)	—	—
Amir Goldman(2)	—	—
Christopher (Woody) Marshall(3)	—	—
John C. (Hans) Morris(9)	5,035,439	1.47%
Heather Tookes	16,018	*
Rich Williams	38,134	*
Pamela H. Patsley	28,600	*
All current executive officers and directors as a group (15 persons)	23,117,182	6.48%
* Represents less than 1% of Payoneer’s outstanding common stock.
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† Shares of common stock beneficially owned include shares issuable upon the exercise or settlement of existing stock options and restricted stock units, respectively, that could have vested during the 60-day period following the date of the above chart, and Earn-Out Shares (as such term is defined in the Agreement and Plan of Reorganization dated February 3, 2021, as amended (the “Reorganization Agreement”)).
(1) Represents 9,624,365 shares of common stock beneficially owned by FTAC Olympus Sponsor, LLC (“FTAC Sponsor”); Represents 10,015,620 shares of common stock beneficially owned by FTAC Olympus Advisors, LLC (“FTAC Advisors”). FTAC Sponsor and FTAC Advisors are limited liability companies which are co-managed by Betsy Cohen and Ryan Gilbert. As a result of the foregoing, each of Mr. Gilbert and Mrs. Cohen may be deemed to share voting and investment power over the securities held directly by the FTAC Sponsor and FTAC Advisors. Each of Ms. Cohen and Mr. Gilbert disclaims beneficial ownership of these securities, except to the extent of his or her pecuniary interest therein. The business address of FTAC Sponsor and FTAC Advisors is c/o FinTech Masala, LLC 2929 Arch Street, Suite 1703, Philadelphia, PA 19104.
(2) Consists of 24,931,402 shares of common stock (including Earn-Out Shares) held by Susquehanna Growth Equity Fund III, LLLP (“SGE III”) and 9,157,816 shares of common stock (including Earn-Out Shares) held by Susquehanna Growth Equity Fund V, LLLP (“SGE V”, and, together with SGE III, the “SGE Funds”). The address for each of these entities is 401 City Avenue, suite 220, Bala Cynwyd, PA 19004. Amir Goldman, a director, is affiliated with Susquehanna Capital Management, LLC (“SGE Management”), which provides investment advisory services to the SGE Funds. In such capacity, SGE Management has voting and dispositive power over such shares. SGE Management and Mr. Goldman disclaim beneficial ownership of securities it or he does not directly own.
(3) Consists of 33,143,268 shares of common stock (including Earn-Out Shares) held by TCV VIII, L.P., 8,937,693 shares of common stock (including Earn-Out Shares) held by TCV VIII (A), L.P., 2,058,473 shares of common stock (including Earn-Out Shares) held by TCV VIII (B), L.P. (TCV VIII, L.P., TCV VIII (A), L.P., and TCV VIII (B), L.P., the “TCV VIII Funds”), and 2,446,560 shares of common stock (including Earn-Out Shares) held by TCV Member Fund, L.P. (the “Member Fund”, and together with the TCV VIII Funds, the “TCV Entities”). Technology Crossover Management VIII, Ltd. (“Management VIII”) is the sole general partner of Technology Crossover Management VIII, L.P. (“TCM VIII”), which in turn is the sole general partner of the TCV VIII Funds. Management VIII is a general partner of the Member Fund. Each of the TCV Entities has the sole power to dispose or direct the disposition of the shares of common stock that it holds directly and has the sole power to vote or direct the vote of such shares. Management VIII, as the ultimate general partner of the TCV Entities, may be deemed to have the sole power to dispose or direct the disposition of the shares held by the TCV Entities and have the sole power to direct the vote of such shares of common stock. TCM VIII, as the direct general partner of the TCV VIII Funds, may also be deemed to have sole power to dispose or direct the disposition of the shares of common stock held by the TCV VIII Funds and have the sole power to direct the vote of such shares of common stock. Each of Management VIII and TCM VIII disclaims beneficial ownership of the shares of common stock owned by the TCV Entities, except to the extent of their respective pecuniary interest therein. Christopher (Woody) Marshall, a Class A Director of Management VIII and a limited partner of TCM VIII and the Member Fund, serves as a director of Payoneer. Mr. Marshall disclaims beneficial ownership of the securities held by the TCV Entities except to the extent of his pecuniary interest therein. The address for each of these entities is c/o TCV, 250 Middlefield Road, Menlo Park, California 94025.
(4) Consists of 22,615,415 shares of common stock (including Earn-Out Shares) held by Birchtree Fund Investments Private Limited. Birchtree Fund Investments Private Limited is a direct wholly-owned subsidiary of Fullerton Fund Investments Pte Ltd, which in turn is a direct wholly-owned subsidiary of Temasek Holdings (Private) Limited. Each of Fullerton Fund Investments Pte Ltd and Temasek Holdings (Private) Limited, through the ownership described herein, may be deemed to beneficially own the securities held directly by Birchtree Fund Investments Private Limited. The address for these entities is 60B Orchard Road, #06-18, Tower 2, The Atrium @ Orchard, Singapore 238891.
(5) Consists of 25,223,122 shares of common stock (including Earn-Out Shares) held by Viola Ventures III, L.P. (“Viola Ventures III”). Viola Ventures GP 3 Ltd. is the sole general partner of Viola Ventures III and possesses voting and investment authority with respect to the shares of common stock held thereby. Mr. Avi Zeevi, one of the Company’s directors, Shlomo Dovrat and Harel Beit-On serve as the directors of Viola Ventures GP 3 Ltd., which provides them with ultimate voting and investment authority with respect to the shares of common stock directly held by Viola Ventures III. Each of the aforementioned entities and individuals disclaims beneficial ownership of all shares of common stock as to which beneficial ownership may be attributed to him or it, as appropriate, except to the extent of his or its pecuniary interest therein and except, in the case of Viola Ventures III, for the securities held directly by Viola Ventures III. The address for these entities and individuals is 12 Abba Eban Avenue, Ackerstein Towers, Building D, Herzliya Pituach 4672530, Israel.
(6) Consists of 35,027,388 shares of common stock (including Earn-Out Shares) held by certain stockholders for whom Wellington Management Company LLP serves as investment advisor. Wellington Management Company LLP is a subsidiary of Wellington Management Group LLP. The address for each of these entities is c/o Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.
(7) Consists of 19,727,660 shares of common stock held by T. Rowe Price Associates, Inc., an Investment Adviser. The address for this entity is 100 E. Pratt Street, Baltimore, MD 21202.
(8) Includes shares of common stock held of record by the Galit 2021 Trust (the “Galit Trust”). Members of Mr. Galit’s immediate family are holders of the Galit Trust, and Mr. Galit serves as a trustee and may be deemed to exercise voting and investment power over such shares.
(9) Consists of 1,465,972 shares of common stock (including Earn-Out Shares) and shares issuable upon the exercise of options held by Nyca Investment Partnership, LP and 3,569,467 shares of common stock (including Earn-Out Shares) held by Nyca PYNR SPV-II LP. Mr. Morris, a director, is the general partner of Nyca Investment Partnership, LP. Mr. Morris holds voting and dispositive power over the shares held by Nyca Investment Partnership, LP and Nyca PYNR SPV-II LP and may be deemed to be the beneficial owner of such shares. The address for these entities is 485 Madison Avenue, 12th Fl., New York, NY 10022.
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Information about Our Executive Officers
The following table sets forth certain information concerning our executive officers as of the date of this Proxy Statement:
Name	Age	Position
Scott Galit	51	Chief Executive Officer and Director
Michael G. Levine	54	Chief Financial Officer
Keren Levy	48	President
Arnon Kraft	48	Chief Operating Officer
Robert Clarkson	57	Chief Revenue Officer
Tsafi Goldman	56	Chief Legal & Regulatory Officer and Corporate Secretary
Gilad Gruber	58	Chief Technology Officer
Aviva Arnon	63	Chief People Officer
Mr. Galit’s biography can be found on page 5 of this Proxy Statement with the biographies of the other members of the Board. Biographies for our other executive officers are below.
Michael G. Levine. Mr. Levine has served as the Chief Financial Officer of Payoneer since October 2011. Prior to joining Payoneer, Mr. Levine was most recently the President of Xact Technology LLC from October 2010 to October 2011. Before that, Mr. Levine was the Chief Financial Officer of Maler Technologies Inc. (formerly Health Systems Solutions Inc.) from September 2007 to October 2010. Prior, Mr. Levine was Executive Vice President at IDT Telecom where he worked from August 2000 to July 2007 and First Vice President at HSBC USA (previously Republic New York Corporation) where he worked from June 1995 to August 2000. Earlier in his career Mr. Levine was an investment banker at PaineWebber and Securities Analyst at TIAA-CREF. Mr. Levine has a Bachelor of Science in Business Administration from the University at Buffalo and a Master of Business Administration from the Wharton School of the University of Pennsylvania.
Keren Levy. Ms. Levy has served as the President of Payoneer and General Manager of Payoneer’s Merchant Services since September 2021. She previously served as Chief Operating Officer of Payoneer from June 2009 to September 2021. Previously, Ms. Levy established Leumi Card’s international acquiring and issuing department, managing all aspects of operations, business development and regulation from 2008 to 2009. Prior to joining Leumi Card, Ms. Levy established the Online Threats Managed Services (OTMS) department at Cyota from 2004 to 2008, which was acquired by RSA Security in 2005. While at Cyota, she also managed projects for Barclays, Citibank, Chase, HSBC and several other global banks. Ms. Levy holds a Master of Business Administration in Finance from Heriot Watt University.
Arnon Kraft. Mr. Kraft joined Payoneer in March 2021 and has served as its Chief Operating Officer since September 2021. He is a business and operations executive with over 20 years of General Manager and Vice President level experience at Fortune 500 companies in the U.S. From 2019 to 2021, Mr. Kraft was CEO of Big 4 Strategic Consulting, a consulting firm. From 2012 to 2018, Mr. Kraft served as General Manager for Strategic Sourcing at Microsoft. Prior to joining Microsoft, Mr. Kraft was Vice President of Operations at modu mobile, a mobile phone company. Mr. Kraft also served in several executive roles at SanDisk, such as Vice President of Technology and Operations, Vice President of Business Development and Director of Customer Management. Mr. Kraft has a Master of Business Administration from Tel Aviv University and a Bachelor of Science degree from The Technion — Israeli Institute of Technology.
Robert Clarkson. Mr. Clarkson has served as the Chief Revenue Officer of Payoneer since August 2021. He is responsible for the acquisition, maintenance, integration and ongoing marketing support for enterprise partners and small/medium businesses around the world. Mr. Clarkson joined Payoneer from NortonLifelock where he was Chief Commercial Officer from 2020 to 2021, and prior to that served as Senior Vice President at PayPal between 2013 and 2020, responsible for Global Partnerships, Large Enterprise Merchants and Business Development including Bill Pay and Crypto currencies. Mr. Clarkson joined PayPal from American Express, where, as vice president
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of global business development, he guided AmEx’s efforts to define new growth strategies and strengthen the company’s B2B business. Prior to American Express, he served as president of global business development for GE Corporate Payment Services. Mr. Clarkson also serves on the board of Phoenix Suns Charities since 2018. His career in the payments industry stretches back to 1990, when he first joined Citigroup. Mr. Clarkson has a Bachelor of Science in Finance from the University of Vermont.
Tsafi Goldman. Ms. Goldman is the Chief Legal & Regulatory Officer of Payoneer since 2019. She is responsible for the legal and regulatory aspects of Payoneer’s business activities and operations and management of the Company’s in-house team of lawyers. Ms. Goldman joined Payoneer in 2015. Ms. Goldman’s experience as a lawyer includes a large range of commercial, corporate and private equity legal work, representing early-stage and growth companies. Prior to joining Payoneer, Ms. Goldman was a partner at CBLS Law Offices from 2004 to 2014, a boutique Tel-Aviv law firm, where Payoneer was one of her clients. Ms. Goldman held various positions in leading law firms, focusing on the high-tech and bio-med sectors, as well as in-house roles at Israel Chemicals group (ICL) and ECI Telecom from 1996 to 1998. Ms. Goldman has a Bachelor of Laws (LLB) from Tel Aviv University.
Gilad Gruber. Mr. Gruber has served as the Chief Technology Officer of Payoneer since February 2022. He is responsible for technology planning, development and operations. He served as SVP, Engineering at Payoneer from the end of 2021 to February 2022, and VP, R&D from 2018 to 2021. Before joining Payoneer, Mr. Gruber was EVP, Engineering at Panaya, a subsidiary of Infosys, a change intelligence for ERP and CRM company, during 2017 and 2018; and SVP, Enterprise Risk and later SVP, Front End Development at Citi, during 2014 and from 2015 to 2017. Prior to Citi, Mr. Gruber was VP, R&D at Telmap, an Intel subsidiary, from 2010 to 2013. In addition, he has served on the advisory board of Vayomar, a training and consulting company, since 2021. Mr. Gruber has a Bachelor of Science in computer engineering and a Master of Science in computer science and engineering from the University of California at San Diego.
Aviva Arnon. Ms. Arnon has served as the Chief People Officer of Payoneer since 2015. She is responsible for Payoneer’s people strategy, global talent acquisition, retention, engagement of human resources, as well as organizational development and change management processes. Before joining Payoneer, Ms. Arnon served as Chief Human Resources Officer at AGT International, a privately-held multibillion dollar global network of companies providing technology-based integrated solutions in the Homeland Security and Public Safety industry from 2009 to 2015. Prior to AGT International, Ms. Arnon was the Director of Human Resources at NICE Systems Inc., a publicly traded company, from 2006 to 2009. Prior to NICE, Ms. Arnon served as the Chief Human Resource Officer at E&C Medical Intelligence, as well as General Manager of Drake, Beam & Morin (DBM), a multinational consultancy firm in Israel from 2000 to 2005. For the 22 years prior to joining DBM, Ms. Arnon held a variety of managerial positions at the Israel Defense Force (IDF). Ms. Arnon has a Bachelor of Arts in Psychology and a Master of Arts in Experimental Psychology from Bar-Ilan University, and a PhD ABD in Business Management from Tel Aviv University.
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EXECUTIVE COMPENSATION
Our named executive officers (“NEOs”) for fiscal 2021, who consist of our principal executive officer and the next two most highly compensated executives, are:
•
Scott Galit, our Chief Executive Officer and Director;

•
Robert Clarkson, our Chief Revenue Officer; and

•
Arnon Kraft, our Chief Operating Officer.

As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to emerging growth companies pursuant to the JOBS Act, which require compensation disclosure for our principal executive officer and the two most highly compensated executive officers other than our principal executive officer.
The following table discloses compensation paid by us during fiscal 2021 and 2020 to our NEOs:
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	All Other Compensation ($)(5)	Total ($)
Scott Galit, Chief Executive Officer and Director	2021	421,570	450,000	3,278,465	992,255	16,020	5,158,309
	2020	375,000	370,000	1,478,131	433,152	11,400	2,667,683
Robert Clarkson, Chief Revenue Officer	2021	167,902	165,479	10,121,578	—	4,049	10,459,009
	2020	—	—	—	—	—	—
Arnon Kraft, Chief Operating Officer	2021	226,477	207,120	3,309,042	—	12,226	3,754,864
	2020	—	—	—	—	—	—
(1) Amount reflects the base salary in effect and actually paid to each NEO during 2021. Mr. Clarkson’s base salary reflects the prorated amount he was paid based on his August 2, 2021 hire date. Mr. Kraft’s base salary was paid in NIS (the conversion rate used to convert to a U.S. dollar amount is 3.2133 NIS/$, which was based on an average of the monthly end-of-month exchange rates) and reflects the prorated amount he was paid based on his March 29, 2021 hire date. For additional information, see “Base Salary” below.
(2) Amount reflects bonus received in February 2022 for performance in 2021. For more information, see “2021 Bonus” below.
(3) Amount reflects the full grant-date fair value of restricted stock units (“RSUs”) granted pursuant to the 2017 Plan and/or the 2021 Plan, as applicable.
(4) Amount reflects the full grant-date fair value of options granted during 2021 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all option awards made to executive officers in Note 14 to our consolidated financial statements in our Annual Report on Form 10-K. The stock option awards granted to each of our NEOs consisted of at-the-money options.
(5) Amount reflects company contribution to 401(k) or Pension, as applicable.
Elements of Payoneer’s Executive Compensation
For the year ended December 31, 2021, the compensation for each NEO generally consisted of a base salary, performance-based bonus, standard employee benefits, and stock option and restricted stock unit awards under the Company’s equity plan. These elements (and the amounts of compensation and benefits under each element) were selected because we believed they were necessary to help attract and retain executive talent, which is fundamental to our success. Below is a more detailed summary of the current executive compensation as it relates to our NEOs.
Cash Compensation
Base Salary
The NEOs receive base salaries to compensate them for services rendered to the Company. The base salaries are intended to provide a fixed component of compensation that is commensurate with each executive’s experience,
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role and responsibilities. As of the end of 2021, the base salaries for our NEOs were $450,000, $400,000 and 960,000 NIS for Messrs. Galit, Clarkson and Kraft respectively.
The actual base salary paid to each NEO for 2021 is set forth above in the Summary Compensation Table in the column entitled “Salary.”
2021 Bonus
Each NEO is eligible to receive an annual bonus for their performance in relation to Company and individual goals established and evaluated by the Compensation Committee of the Board for 2021. Based on the performance of the Company and each NEO, and at the discretion of the Compensation Committee, the amount of each NEO’s annual bonus is determined. Bonus awards are based on performance over the applicable calendar year and paid on or before March 15 of the following year, subject to the NEOs continued service through the payment date.
In 2021, Messrs. Galit, Clarkson and Kraft were eligible to earn annual cash bonuses targeted at 100%, 100% and 75%, respectively of their base salaries. Each NEO was eligible to earn his bonus based on the attainment of business and personal goals and objectives set and approved by the Compensation Committee of the Board (prorated for the portion of the year for which the NEO provided services to the Company).
The actual bonus earned pursuant to the above by each NEO for 2021 is set forth in the Summary Compensation Table in the column entitled “Bonus”.
Executive Officer Offer Letters and Employment Arrangements
We have entered into employment agreements with each of our NEOs, the material terms of which are described below. In addition, each of our NEOs has also agreed to our standard, at-will employment, confidential information, and invention assignment provisions. Under Messrs. Galit’s and Clarkson’s employment agreements, each officer is (i) prohibited from soliciting our employees, both during the officer’s employment and for the twelve (12)-month period following termination of employment for any reason and (ii) subject to the following post-employment noncompetition periods: (a) in the event of Mr. Galit’s or Mr. Clarkson’s voluntary resignation, twelve (12) months or (b) in the event of a termination without “Cause” (as defined in their respective employment agreements), or, for Mr. Galit, resignation for “Good Reason” (as defined in Mr. Galit’s employment agreement), for so long as severance is being paid. Mr. Kraft is subject to a six (6) month post-employment noncompetition period and a twelve (12) month post-employment non-solicitation period with respect to Payoneer’s employees and customers.
Scott Galit
On June 25, 2021, Payoneer Inc. entered into an amended and restated employment agreement with Mr. Galit (the “Galit Employment Agreement”), providing for his employment as Chief Executive Officer of Payoneer. The Galit Employment Agreement provides that Mr. Galit is eligible for an annual base salary of  $450,000 per annum and eligibility for an annual performance bonus based on our achievement of targets and milestones as determined by our Compensation Committee, which had a target opportunity of 100%.
In addition, pursuant to the terms of the Galit Employment Agreement, Mr. Galit must give the Company 180 days’ notice in connection with a resignation without Good Reason.
Mr. Galit is eligible for certain post-termination benefits that are set forth and described below.
Robert Clarkson
On June 23, 2021, Payoneer Inc. entered into an employment agreement with Mr. Clarkson (the “Clarkson Employment Agreement”), providing for his employment as Chief Revenue Officer of Payoneer to commence on August 2, 2021. The Clarkson Employment Agreement provides that Mr. Clarkson is eligible for an annual base salary, which is $400,000 per annum, and eligibility for an annual performance bonus based on our achievement of targets and milestones as determined by our Compensation Committee, which had a target opportunity of 100%
| 2022 Proxy Statement	23

in 2021. In addition, pursuant to the terms of the Clarkson Employment Agreement, Mr. Clarkson must give 90 days’ notice to the Company in connection with a resignation.
Mr. Clarkson is eligible for certain post-termination benefits that are set forth and described below.
Arnon Kraft
On February 23, 2021, Payoneer Research & Development Ltd. entered into an employment agreement with Mr. Kraft (the “Kraft Employment Agreement”), the terms of which are governed under Israeli law. Pursuant to the terms of the Kraft Employment Agreement, either party may terminate the agreement with at least six (6) months prior written notice.
The agreement provides for an initial annual base salary of 960,000 NIS (inclusive of overtime payments), an initial annual cash bonus opportunity of up to 75% of annual base salary, and participation in certain benefit plans, including a company-provided insurance policy or pension fund (which includes both company and employee contributions and is provided in lieu of severance pay component), annual recreation allowance and education fund, in each case as provided under Israeli law.
Mr. Kraft is eligible for certain post-termination benefits that are set forth and described below.
Potential Payments upon Termination or Change of Control
We provide the following severance benefits to our NEOs in the event of a qualifying termination of employment under the terms of their employment agreements.
Scott Galit
Pursuant to the Galit Employment Agreement, in the event of the termination of Mr. Galit’s employment by the Company without “Cause” (as defined in the Galit Employment Agreement) or by Mr. Galit for “Good Reason” (as defined in the Galit Employment Agreement), Mr. Galit will be entitled, in addition to any accrued amounts and subject to his execution of a release of claims, for six (6) months following the effective date of notice of the termination of employment, to (i) continuation of his annual base salary, (ii) payment by Payoneer of the cost of Mr. Galit’s and his dependents’ participation in Payoneer’s health plan, and (iii) continued vesting of any then outstanding equity awards in accordance with such awards’ respective regular vesting schedules.
Upon the occurrence of a “Change in Control” (as defined in the Galit Employment Agreement), 50% of any then unvested options held by Mr. Galit will accelerate and vest in full, and if Mr. Galit is terminated without Cause or resigns for Good Reason, in either case, within 12 months of a Change in Control, then all of his respective remaining unvested options will accelerate and vest in full.
Robert Clarkson
Pursuant to the Clarkson Employment Agreement, in the event of the termination of Mr. Clarkson’s employment by the Company without “Cause” (as defined in the Clarkson Employment Agreement), Mr. Clarkson will be entitled, in addition to any accrued amounts and subject to his execution of a release of claims, to (i) continuation of his annual base salary for three (3) months following the effective date of notice of the termination of his employment with Payoneer, (ii) payment by Payoneer of the cost of Mr. Clarkson’s and his dependents’ participation in Payoneer’s health plan for three (3) months following the effective date of notice of the termination of his employment with Payoneer and (iii) continued vesting of any then outstanding equity awards in accordance with such awards’ respective regular vesting schedules for three (3) months. In the event that Mr. Clarkson’s employment is terminated without Cause within the 12-month period following the occurrence of a “Change in Control” (as defined in the Clarkson Employment Agreement), Mr. Clarkson is entitled to the immediate accelerated vesting of all then unvested equity awards held by Mr. Clarkson.
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Arnon Kraft
Pursuant to the Kraft Employment Agreement, Mr. Kraft is entitled to six months’ notice of termination of employment or payment in lieu thereof in the event of his termination of employment with Payoneer for any reason other than by Payoneer for “Cause” (as defined in the Kraft Employment Agreement).
Outstanding Equity Awards at Fiscal Year End
The following table sets forth information concerning unexercised options, stock that has not vested and equity incentive plan awards for the NEOs as of the end of our fiscal year ended December 31, 2021.
Outstanding Equity Awards at 2021 Fiscal Year End
	Option Awards(1)					Restricted Stock Unit Awards
Name	Vesting Commencement Date	Numbers of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Unexercisable Options (#)	Option Exercise Price ($)	Option Expiration Date	Numbers of Securities Underlying Unvested Restricted Stock Units(2) (#)	Market or Payout Value of Outstanding Restricted Stock Units(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares Units, or Other Rights That Have Not Vested(3) ($)
Scott Galit	2/4/2015	1,778,795	—	0.62	2/1/2025	—	—	—	—
	2/17/2016	2,456,152	—	1.41	2/14/2026	—	—	—	—
	2/13/2017	277,762	—	3.02	2/11/2027	—	—	—	—
	2/6/2018	881,250	58,750	2.80	2/4/2028	—	—	—	—
	2/13/2019	888,296	403,771	2.90	2/10/2029	—	—	—	—
	3/19/2020	157,920	203,040	2.74	3/17/2030	—	—	—	—
	2/5/2021	—	266,020	7.87	2/3/2031	—	—	—	—
	3/19/2020	—	—	—	—	304,560	2,238,516	—	—
	2/5/2021	—	—	—	—	399,500	2,936,325	—	—
	9/9/2021	—	—	—	—	—	—	20,000	147,000
Robert Clarkson	9/9/2021	—	—	—	—	1,013,171	7,446,807	—	—
Arnon Kraft	9/9/2021	—		—	—	317,782	2,335,698	20,000	147,000
(1) Represents stock option awards, which were granted on the dates and in the amounts shown in the table above. 25% of the options vest upon the first anniversary of the grant date or on such other approved date, as applicable, with the remaining 75% vesting in ratable quarterly installments over the following three-year period such that the award is fully vested four years or such other shorter approved period after the grant date, as applicable, in each case subject to the executive’s continued service with Payoneer through the applicable vesting dates.
(2) Represents RSUs, as described in the narrative disclosure below, which were granted on the dates and in the amounts shown in the table above, and generally vest as follows: 25% of the RSUs vest on the first anniversary of the grant date or on such other approved date and the remaining 75% vest in ratable quarterly installments over the following three-year period, such that the award is fully vested four years or such other shorter approved period after the grant date.
(3) Amounts set forth in this column are based on the per share closing price of Payoneer common stock on December 31, 2021, which was $7.35.
(4) Represents RSUs, as described in the narrative disclosure below, which were granted on the dates and in the amounts shown in the table above and vest as follows: 50% of the RSUs will vest and settle into shares of common stock if, at any time during the first 30 months immediately following June 25, 2021 (which was the closing date of the Reorganization), the closing price of a share of the Company common stock is greater than or equal to $15.00 over any 20 trading days within any 30 trading day period and, the remaining 50% of the RSUs will vest and settle into shares of common stock if, at any time during the 60 months immediately following June 25, 2021, the closing price of a share of the Company common stock is greater than or equal to $17.00 over any 20 trading days within any 30 trading day period, in each case, provided that the applicable NEO remains in continuous service on each applicable vesting date.
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Employee Benefit and Stock Plans
Our NEOs are entitled to participate in our compensation and benefits plans as described below.
2021 Incentive Plan
We adopted and obtained stockholder approval of the 2021 Omnibus Incentive Plan (the “2021 Plan”) in connection with the Company’s business combination with FTAC Olympus Acquisition Corp. completed on June 25, 2021 (the “Reorganization”), under which 38,016,011 shares of our common stock were reserved for issuance pursuant to awards. Any employee, non-employee director or consultant of Payoneer is generally eligible to receive an award under the 2021 Plan, to the extent that an offer of such award is permitted by applicable law, stock market or exchange rules, and regulations or accounting or tax rules and regulations.
The 2021 Plan provides for the grant of stock options (including incentive stock options and non-qualified stock options), restricted stock, restricted stock units, performance-based awards, other stock-based awards, or any combination thereof. No determination has been made as to specific allocations with respect to the types or amounts of ungranted awards that will be granted to specific individuals under the 2021 Plan. Each award, once granted, will be set forth in a separate grant notice or agreement and will indicate the type and terms and conditions of the award.
2017 Plan and 2007 Plans
We maintain the 2007 Share Incentive Plan and the 2007 US Share Incentive Plan, referred to as the 2007 Plans, and the 2017 Stock Incentive Plan, referred to as the 2017 Plan, in order to facilitate the past grant of equity incentives to directors, employees (including some of the NEOs), consultants and other service providers of Payoneer and its affiliates to obtain and retain services of these individuals, which is essential to our long-term success. Unvested awards that were outstanding under the 2017 Plan and the 2007 Plans at the time of the closing of the Reorganization were converted into replacement awards of equivalent value.
2021 Equity Grants
In 2021, pursuant to the 2017 Stock Plan, Mr. Galit was granted awards of 399,500 RSUs and 266,020 options with a per share exercise price of  $7.87 (in each case these amounts and exercise price are after taking into account the conversion in the Reorganization). 25% of the RSUs or options, as applicable, vest on the first anniversary of the grant or on such other approved date, as applicable, and the remaining 75% in twelve (12) equal quarterly installments over the following three-year period, in each case subject to Mr. Galit’s continued employment through each vesting date.
In 2021, pursuant to the 2021 Plan, (a) Mr. Galit was granted 20,000 RSUs that vest based on both continued service and the achievement of specified share price performance goals during the thirty (30) and sixty (60) month periods following the closing of the Reorganization (as more fulsomely described in the footnotes to the “Outstanding Equity Awards at 2021 Fiscal Year End” table above), subject to Mr. Galit’s continued employment through the date such share price performance goals are achieved, (b) Mr. Clarkson was granted 1,013,171 RSUs, 25% which vest on August 2, 2022 and the remaining 75% in twelve (12) equal quarterly installments over the following three-year period, in each case subject to Mr. Clarkson’s continued employment through each vesting date, and (c) Mr. Kraft was granted (i) 317,782 RSUs, 25% which vested on March 29, 2022 and the remaining 75% in twelve (12) equal quarterly installments over the following three-year period, in each case subject to Mr. Kraft’s continued employment through each vesting date and (ii) 20,000 RSUs that vest based on both continued service and the achievement of specified share price performance goals during the thirty (30) and sixty (60) month periods following the closing of the Reorganization (as more fulsomely described in the footnotes to the “Outstanding Equity Awards at 2021 Fiscal Year End” table above), subject to Mr. Kraft’s continued employment through the date such share price performance goals are achieved.
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Retirement Benefits
We maintain a 401(k) retirement savings plan for our employees in the United States, including Mr. Galit and Mr. Clarkson, who satisfy certain eligibility requirements. Messrs. Galit and Clarkson are eligible to participate in the 401(k) plan on the same terms as other full-time employees, including matching contributions equal to 100% of the first 4% of the participating employee’s contribution.
Mr. Kraft participates in the statutorily required pension plan in Israel, pursuant to which we make contributions of a percentage of Mr. Kraft’s base salary on the same terms as other full-time employees.
Other Benefits
Except as otherwise discussed herein, other welfare and employee-benefit programs are the same for all of our eligible employees, including our NEOs, and our NEOs do not receive additional benefits outside of those offered to our other employees.
Anti-Hedging Policy
Our Insider Trading Policy covers hedging. Under the policy, employees and directors are prohibited from engaging in any derivative transactions (including transactions involving options, puts, calls, prepaid variable forward contracts, equity swaps, collars and exchange funds or other derivatives) that are designed to hedge or speculate on any change in the market value of the Company’s equity securities.
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DIRECTOR COMPENSATION
During 2021, the non-employee directors did not receive any annual cash compensation for services provided as directors and some of the non-employee directors were granted RSUs that vest in substantially equal quarterly installments over a three-year period or such other shorter approved period, in connection with their service on the Board of Directors.
Director Compensation in 2021
The following table presents the total compensation each of our non-employee directors received during the year ended December 31, 2021.
	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1) (2)	Stock Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Avi Zeevi	—	—	—	—	—
Amir Goldman	—	—	—	—	—
John C. (Hans) Morris	—	—	—	—	—
Christopher (Woody) Marshall	—	—	—	—	—
Heather Tookes	—	1,142,876	—	—	1,142,876
Rich Williams	—	1,142,876	—	—	1,142,876
Pamela H. Patsley	—	1,142,876	—	—	1,142,876
(1) Amount reflects the full grant-date fair value of restricted stock units (“RSUs”) granted pursuant to the 2021 Plan, as applicable. The RSUs vest in substantially equal quarterly installments over a three-year period or such other shorter approved period from the date of grant.
(2) As of December 31, 2021, Mr. Morris, as general partner of Nyca Investment Partnership, LP indirectly held fully vested options to acquire 607,010 shares, with a per share exercise price of  $0.54 and each of Ms. Tookes, Mr. Williams and Ms. Patsley held 85,802 RSUs, 85,802 RSUs and 95,335 RSUs, respectively, that vest in substantially equal quarterly installments over a three-year period or such other shorter approved period from the date of grant.
In March 2022, Payoneer adopted the Non-Employee Director Compensation Plan that provides non-employee directors with the following annual cash retainers for service on our Board of Directors and its standing committees:
•
A $30,000 annual cash retainer for service as a member of the Board of Directors;

•
an additional $30,000 annual cash retainer for serving as the Chair of the Board of Directors;

•
the following additional cash retainers for service on the standing committees of the Board of Directors:

•
Audit Committee — $10,000 (or $20,000 as Chair)

•
Compensation Committee — $7,500 (or $15,000 as Chair)

•
Nominating & Corporate Governance Committee — $5,000 (or $10,000 as Chair)

•
Risk Committee — $5,000 (or $10,000 as Chair)

In addition to the cash compensation, the Non-Employee Director Compensation Plan provides that our non-employee directors will be granted an initial equity award of RSUs upon joining the Board of Directors, with a grant date value of  $300,000, and in addition an annual equity award of RSUs, with a grant date value of  $150,000. The initial equity award and the annual equity award each vest in three equal annual installments over the three-year period following the date of grant, in each case subject to continued service through such date. Non-employee directors who were appointed to the Board of Directors prior to the adoption of the Non-Employee Director Compensation Plan and received RSUs in connection with their appointment to the Board of Directors will not be eligible to receive annual equity awards in 2022 and will not be eligible to receive their first annual equity award until the 2023 annual meeting (if still serving on the Board of Directors at that time).
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Equity Compensation Plan Information
The following table provides certain information with respect to all of our equity compensation plans as of December 31, 2021:
Plan	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders(1)	7,432,241(2)	6.02	30,507,209
Equity compensation plans not approved by stockholders(3)	47,232,955(4)	2.08	0
Total	54,665,196	2.61	30,507,209
(1) Refers to the Payoneer Global Inc. 2021 Omnibus Incentive Plan.
(2) Includes 84,600 options and 7,347,641 restricted stock units.
(3) Refers to the Payoneer Inc. 2017 Share Incentive Plan, the Payoneer Inc. 2007 Share Incentive Plan, and the Payoneer Inc. 2007 U.S. Share Incentive Plan, which were all assumed by Payoneer Global Inc. following the completion of the Reorganization on June 25, 2021, and which were duly approved by the Payoneer Inc. shareholders. No new awards will be granted pursuant to these plans.
(4) Includes 44,855,569 options and 2,377,386 restricted stock units.
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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
We describe below transactions and series of similar transactions, since the beginning of our last fiscal year or currently proposed, to which we were a party or will be a party, in which:
•
the amounts involved exceeds $120,000; and

•
any of our directors, executive officers or beneficial holders of more than 5% of any class of our capital stock had or will have a direct or indirect material interest.

Other than as described below, there have not been, nor are there any currently proposed, transactions or series of similar transactions meeting these criteria to which we have been or will be a party other than compensation arrangements, which are described where required under the sections titled “Director Compensation” and “Executive Compensation”.
Viola Credit Facility
On October 28, 2021, a subsidiary of the Company entered into multi-party Receivables Loan and Security Agreement (the “Warehouse Receivables Loan”) for the purpose of external financing of capital advance activity. The lenders are related parties through the Company’s Chair of the Board of Directors’ ownership interest. The Warehouse Receivables Loan was entered into on arm’s length terms.
The Warehouse Receivables Loan bears annual interest at the rate of LIBOR plus 9% and has a revolving maturity of 36 months from the commencement date with a payback period of an additional 6 months after the revolving maturity date. The initial borrowing commitment is $25,000,000 subject to increases at the Company’s request and lender’s discretion up to a total of  $100,000,000. Additional commitments will carry annual interest rates ranging from LIBOR plus 7.75% to LIBOR plus 7%. The amount of interest paid during 2021 is $88,831, as well as $2,802 in unused fees. The largest aggregate amount of principal outstanding under the Warehouse Receivables Loan during 2021 was $17,295,379, and the amount thereof outstanding as of March 21, 2022 is $11,799,579. The amount of principal paid during 2021 is $3,765,436.
The facility under the Warehouse Receivables Loan is secured by eligible capital advance receivables at an initial rate of 80% of the total value of the underlying capital advance receivables outstanding. The Company is subject to financial covenants including minimum tangible equity, solvency and unrestricted cash requirements that are assessed based on the Company’s consolidated financial statements.
Registration Rights Agreement
In connection with the Company’s Reorganization, certain of our directors and officers, including our CEO and CFO, and several of the holders of our common stock named in the Beneficial Ownership table, as well as a private warrant holder, entered into a registration rights agreement. The registration rights agreement provides the parties thereto with demand, “piggy-back” and Form S-3 registration rights, subject to certain minimum requirements and customary conditions. In addition, subject to certain exceptions, certain shareholders who are party to the registration rights agreement agreed for a period of time not to transfer or dispose of the Company’s common stock.
Management Loans
On May 12, 2015 and April 28, 2016, Payoneer issued loans to Scott Galit, the Company’s Chief Executive Officer, in aggregate principal amounts of  $353,438 and $809,514, respectively. Each loan had a ten-year term and annual interest rates ranging between 1.45% and 1.53%, in each case, subject to escalation.
The loans were extended to Mr. Galit to cover the exercise price of stock options to purchase shares of Payoneer common stock and the potential tax expense arising as a result of his exercise of such stock options. Mr. Galit repaid these loans in February 2021, prior to the closing of the Reorganization and the Company becoming subject to the reporting requirements of the Exchange Act.
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Policies and Procedures for Related Party Transactions
The Company’s Board of Directors has adopted a written Related Party Transaction policy that sets forth the following policies and procedures for the review and approval or ratification of transactions with related persons. The policy sets forth the responsibility of the Audit Committee and Board of Directors regarding the review and approval of Related Party Transactions.
A “Related Party Transaction” is a transaction, arrangement or relationship, including any currently proposed transaction, indebtedness or guarantee of indebtedness, in which Payoneer or any of its subsidiaries is a participant, the amount of which involved exceeds $120,000 in any fiscal year, and in which any Related Person has or will have a direct or indirect material interest, subject to certain Related Party Transactions which are deemed to be pre-approved, as detailed in the policy. A “Related Person” means:
•
any person who is, or at any time during the applicable period was, one of our executive officers, a member of our Board of Directors or a director nominee;

•
any person who is known by us to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares;

•
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, brother-in-law or sister-in-law of a director, and any person (other than a tenant or employee) sharing the household of such director, director nominee, executive officer or beneficial owner of more than five percent (5%) of our issued and outstanding shares; and

•
any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a ten percent (10%) or greater beneficial ownership interest.

We have also adopted policies and procedures for our directors designed to minimize potential conflicts of interest arising from any dealings they may have and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to our Audit Committee charter, the Audit Committee will have the responsibility to review Related Party Transactions in accordance with the Related Party Transactions policy.
| 2022 Proxy Statement	31

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
Submission of Stockholder Proposals and Nominations for the 2023 Annual Meeting
Stockholders wishing to present proposals for inclusion in our Proxy Statement for the 2023 annual meeting of stockholders (the “2023 Annual Meeting”) pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must submit their proposals so that they are received by us at our principal executive offices no later than December 29, 2022. Proposals should be sent to our Corporate Secretary, c/o Payoneer Global Inc., 150 W 30th St, New York, New York 10001.
With respect to proposals and nominations not to be included in our Proxy Statement pursuant to Rule 14a-8 of the Exchange Act, our amended and restated bylaws (our “Bylaws”) provide stockholders wishing to present nominations for director or proposals for consideration at the 2023 Annual Meeting under these provisions of our Bylaws must submit their nominations or proposals so that they are received at our principal executive offices not earlier than January 15, 2023 and not later than February 14, 2023 in order to be considered. Nominations or proposals should be sent in writing to our Corporate Secretary at c/o Payoneer Global Inc., 150 W 30th St, New York, New York 10001. A stockholder’s notice to nominate a director or bring any other business before the Annual Meeting or the 2023 Annual Meeting must set forth certain information, which is specified in our Bylaws.
JOBS Act Explanatory Note
We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”).
For as long as we continue to be an emerging growth company, we may take advantage of exemptions from various reporting requirements that are applicable to other public companies but not to “emerging growth companies,” including, but not limited to:
•
not being required to comply with the auditor attestation requirements in the assessment of our internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act;

•
not being required to comply with any requirement that may be adopted by the Public Company Accounting Oversight Board regarding mandatory audit firm rotation or a supplement to the auditors report providing additional information about the audit and the financial statements;

•
reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements; and

•
exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

We could be an emerging growth company until the last day of the fiscal year following December 31, 2025, the fifth anniversary of the closing of FTAC Olympus Acquisition Corp.’s initial public offering, or until the earliest of  (i) the last day of the first fiscal year in which our annual gross revenues exceed $1.07 billion, (ii) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would require, among other things, that we have been a public company for at least twelve months and would occur at the end of the fiscal year during which the market value of our common stock held by non-affiliates exceeds $700.0 million as of the last business day of our most recently completed second fiscal quarter, or (iii) the date on which we have issued more than $1.0 billion in non-convertible debt during the preceding three-year period. Under Section 107(b) of the JOBS Act, emerging growth companies may delay adopting new or revised accounting standards until such time as those standards apply to private companies. We have elected to avail ourselves of this provision of the JOBS Act. As a result, we will not be subject to new or revised accounting standards at the same time as other public companies
32	| 2022 Proxy Statement

that are not emerging growth companies. Therefore, our consolidated financial statements may not be comparable to those of companies that comply with new or revised accounting pronouncements as of public company effective dates.
Because we have elected to take advantage of certain reduced disclosure obligations and may elect to take advantage of other reduced reporting requirements in future filings, the information that we provide to our stockholders may be different than you might receive from other public reporting companies in which you hold equity interests.
Other Information
The management of the Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares for which you grant your proxy on such matters in accordance with their best judgment.
The expense of this solicitation, including cost of preparing and distributing this Proxy Statement, will be paid by the Company. Such expenses may also include the charges and expenses of banks, brokerage houses and other custodians, nominees or fiduciaries for forwarding proxies and proxy material to beneficial owners of shares.
In certain instances, one copy of the Company’s Annual Report or Proxy Statement is being delivered to two or more stockholders who share an address. Upon request, the Company will promptly deliver a separate copy of the Annual Report or Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered. Conversely, stockholders sharing an address who receive multiple copies of Annual Reports or Proxy Statements may request future delivery of a single copy. Requests in this regard should be addressed to: Corporate Secretary, c/o Payoneer Global Inc., 150 W 30th St, New York, New York 10001.
| 2022 Proxy Statement	33

Payoneer Global Inc.
150 W 30th St
New York, New York 10001
PROXY STATEMENT FOR THE 2022 ANNUAL MEETING
OF STOCKHOLDERS
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to “Notice and Access” rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we are sending an Important Notice Regarding the Availability of Proxy Materials (the “Proxy Availability Notice”) to our stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Proxy Availability Notice free of charge or request to receive a printed set of the proxy materials for the Annual Meeting. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Proxy Availability Notice.
We provided some of our stockholders with paper copies of the proxy materials instead of the Proxy Availability Notice. If you received paper copies of the proxy materials, we encourage you to help us reduce the environmental impact and financial cost of delivering paper proxy materials to stockholders by signing up per the instructions in the Proxy Availability Notice, to receive all of your future proxy materials electronically.
We expect that this Proxy Statement and the other proxy materials will be available to stockholders beginning on or about April 28, 2022.
When and how can I attend the virtual annual meeting?
The Annual Meeting will be held on June 14, 2022, at 9.00 a.m. (Eastern Time) via live video webcast at www.virtualshareholdermeeting.com/PAYO2022.
Only stockholders of record and beneficial owners of shares of our common stock as of the close of business on April 20, 2022 (the “Record Date”), may participate in the Annual Meeting, including voting and asking questions during the virtual Annual Meeting. Stockholders will need the 16-digit control number provided on their proxy card, voting instruction form or notice. We suggest you log in at least 15 minutes before the start of the meeting. If you experience technical difficulties during the check-in process or during the meeting, please consult the information regarding technical assistance available at www.virtualshareholdermeeting.com/PAYO2022 for assistance. You will not be able to attend the Annual Meeting physically in person.
Why are you having a virtual annual meeting?
We have determined to hold a virtual annual meeting in order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location and at no cost. We believe this is the right choice for Payoneer currently, as it enables engagement with our stockholders, regardless of size, resources, or physical location while safeguarding the health of our stockholders, Board and management. We are committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting.
Can I ask questions at the Annual Meeting?
Stockholders as of the Record Date who attend and participate in our virtual Annual Meeting will have an opportunity to submit questions live via the internet.
34	| 2022 Proxy Statement

What does it mean if I receive more than one Proxy Availability Notice?
If you receive more than one Proxy Availability Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Proxy Availability Notice to ensure that all of your shares are voted.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on the Record Date of April 20, 2022, will be entitled to vote at the Annual Meeting. On the Record Date, there were 343,739,876 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, on April 20, 2022, your shares were registered directly in your name with Payoneer’s transfer agent, Continental Stock Transfer & Trust Company (“Continental”), then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy.
Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone or on the internet as instructed below (see “How do I vote?”) or complete, date, sign and return the proxy card mailed to you to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee
If, on April 20, 2022, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and proxy materials are being forwarded to you by the organization that holds your account. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. You are also invited to virtually attend the Annual Meeting.
What am I voting on?
There are two matters scheduled for a vote:
•
Election of two Class I directors; and

•
Ratification of the selection by the Board of Directors of the Company (the “Board” or the “Board of Directors”) of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited (“PwC”), as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022.

What if another matter is properly brought before the Annual Meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares for which you grant your proxy on those matters in accordance with their best judgment.
What is the Board’s voting recommendation?
The Board recommends that you vote your shares:
•
“For” the election of each of the nominees for director; and

•
“For” the ratification of the selection by the Board of PwC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022.

| 2022 Proxy Statement	35

How do I vote?
Regarding the election of directors, you may either vote “For” the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For any other matters to be voted on, you may vote “For” or “Against” or abstain from voting.
The procedures for voting depend on whether your shares are registered in your name or are held by a bank, broker or other nominee:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the internet, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote even if you have already voted by proxy. Voting at the Annual Meeting will have the effect of revoking your previously submitted proxy (see “Can I change my vote after submitting my proxy?” below).
Before the Annual Meeting
By Internet	If you received the notice or a printed copy of the proxy materials, go to www.proxyvote.com and follow the instructions in the notice or on the proxy card.
By Telephone	If you received a printed copy of the proxy materials, follow the instructions on the proxy card.
By Mail	If you received a printed copy of the proxy materials, complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope.
During the Annual Meeting
In Person (Virtual)
You may also vote in person virtually by attending the meeting through the following website: www.virtualshareholdermeeting.com/PAYO2022. To attend the Annual Meeting and vote your shares, you must register for the Annual Meeting and provide the control number located on your notice or proxy card.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee
If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received proxy materials containing voting instructions from that organization rather than from Payoneer. Simply follow the voting instructions in the proxy materials to ensure that your vote is counted. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a proxy form.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of Payoneer Global Inc. common stock you own as of April 20, 2022, the Record Date.
Are there any limitations on number of shares held?
Pursuant to our Certificate of Incorporation, our Board of Directors may act to prevent the transfer of capital stock, or the exercise of rights with respect to our capital stock, if the effect of such transfer or exercise of rights would result in a stockholder holding more than 9.9% of the total issued and outstanding shares of our capital stock on a fully diluted basis.
Our charter provides that, subject to certain exceptions, we may request that holders or proposed transferees of our capital stock provide such information (including, without limitation, information with respect to citizenship, other holdings of our capital stock and affiliations) as we may reasonably request to determine whether the ownership of, or the exercise of any rights with respect to, our capital stock by such stockholder could result in such stockholder
36	| 2022 Proxy Statement

beneficially owning more than 9.9% of our issued and outstanding capital stock on a fully diluted basis (a “Violation”). This provision is designed to ensure we comply with the various licensing regimes of the several jurisdictions in which we operate, as the acquisition of more than 10% of our issued and outstanding capital stock in such jurisdictions could require regulatory notifications and/or approvals.
In the event a holder or proposed transferee fails to respond to our request for information or if, upon review of information provided by such holder or proposed transferee, the Board of Directors determines that such person’s holdings or acquisition of our capital stock would result in a Violation, we may refuse to permit any such transfer of capital stock, refuse to honor any transfer of capital stock purported to have been effected (in which case, such transfer shall be deemed to have been void ab initio), suspend rights of stock ownership the exercise of which could result in a Violation, or redeem such shares of capital stock. Pursuant to our charter, any shares of capital stock subject to redemption shall be redeemed at a price equal to $0.01 per share, on such other terms and conditions as our Board of Directors may determine. Our charter provides that our Board of Directors may, in its sole discretion, exempt (proactively or retroactively) any person from the foregoing restrictions.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of each of the nominees for Class I directors and “For” the ratification of PwC as the Company’s independent registered public accounting firm. If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before June 13, 2022, 11.59 p.m. (Eastern Time). If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•
You may submit another properly completed proxy card with a later date.

•
You may grant a subsequent proxy by telephone or through the internet.

•
You may send a timely written notice delivered before June 13, 2022, 11.59 p.m. (Eastern Time) that you are revoking your proxy to Payoneer’s Corporate Secretary, c/o Payoneer Global Inc., 150 W 30th St, New York, New York 10001; provided, however, in light of disruptions caused by the COVID-19 pandemic, if you intend to revoke your proxy by providing such written notice, we advise that you also send a copy via email to payoneerlegal@payoneer.com.

•
You may attend and vote at the Annual Meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted, so long as it is provided within the applicable deadline. If your shares are held by your broker, banker or other nominee, you should follow the instructions provided by your broker, bank or other nominee to change your vote or revoke your proxy.
What are “broker non-votes”?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other nominee holding the shares as to how to vote. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange (the “NYSE”), which generally apply to all brokers, banks or other nominees, on voting matters characterized by the NYSE as “routine,” member firms have the discretionary authority to vote shares for which their customers do not provide voting
| 2022 Proxy Statement	37

instructions. On non-routine proposals, such “uninstructed shares” may not be voted by member firms. Only the proposal to ratify the selection of our independent registered public accounting firm is considered a “routine” matter for this purpose and brokers, banks or other nominees generally have discretionary voting power with respect to such proposal. Broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.
What is the effect of votes to withhold, abstentions and broker non-votes?
Votes to Withhold:   For Proposal No. 1: Election of Directors, you may vote “For” all of the nominees or you may “Withhold” your vote with respect to one or more of the nominees. The two nominees who receive the most votes cast by the holders of shares either present at the Annual Meeting or represented by proxy will be elected to our Board. Broker non-votes will have no effect on Proposal No. 1: Election of Directors. In an uncontested election, “Withhold” votes have no effect and will not prevent a candidate from getting elected.
Abstentions:   Our Bylaws provide that in all matters up for a vote at the Annual Meeting, other than the election of directors, the affirmative vote of the holders of a majority of the votes cast at the meeting on the subject matter shall be the act of the stockholders. Under Delaware law (under which Payoneer is incorporated), abstentions are counted as shares present and entitled to vote at the Annual Meeting, but they are not counted as shares cast. Therefore, abstentions will have no effect on Proposal No. 2: Ratification of the Selection of the Independent Registered Public Accounting Firm for Payoneer.
Broker Non-Votes:   The only “non-routine” matter on the agenda for the Annual Meeting is Proposal No. 1: Election of Directors. Broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting. However, because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, they will have no effect on the outcome of the vote on Proposal No. 1: Election of Directors. As a result, if you hold your shares in street name and you do not instruct your broker, bank or other nominee how to vote your shares in the election of directors, no votes will be cast on your behalf on these proposals. Therefore, it is critical that you indicate your vote on this proposal if you want your vote to be counted. The proposal to ratify the selection by the Board of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2022 should be considered a “routine” matter. Therefore, your broker, bank or other nominee will be able to vote on Proposal No. 2: Ratification of the Selection by the Board of the Independent Registered Public Accounting Firm for Payoneer even if it does not receive instructions from you, so long as it holds your shares in its name.
How many votes are needed to approve each proposal?
Proposal	Vote Required	Discretionary Voting Allowed?
No. 1. Election of Directors	Plurality	No
No. 2. Ratification of the Selection by the Board of the Independent Registered Public Accounting Firm for Payoneer	Majority Cast	Yes
A “Plurality,” with regard to the election of directors, means that the two nominees who receive the most “For” votes cast by the holders of shares either present at the Annual Meeting or represented by proxy will be elected to our Board. A “Majority Cast,” with regard to the ratification of the selection by the Board of our independent registered public accounting firm means that a majority of the votes cast on the proposal are voted “For” the proposal.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid stockholder meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present or represented by proxy at the Annual Meeting. On the Record Date, there were 343,739,876 shares outstanding and entitled to vote. Thus, the
38	| 2022 Proxy Statement

holders of at least 171,869,939 shares must be present or represented by proxy at the Annual Meeting to have a quorum. Virtual attendance at our Annual Meeting constitutes “presence” for purposes of a quorum at the meeting.
Your shares will be counted towards the quorum only if you submit a valid proxy by mail, over the phone or through the internet (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the Annual Meeting. Abstentions, votes to “Withhold” and broker non-votes will be counted towards the quorum requirement. If there is no quorum, then either the Chair of the Annual Meeting or the holders of a majority of shares present at the Annual Meeting or represented by proxy may adjourn the meeting to another date. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.
How can I find out the results of the voting at the Annual Meeting?
Final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting.
April 28, 2022
A copy of our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 3, 2022, is available without charge upon written request to Investor Relations, Payoneer Global Inc., 150 W 30th St, New York, New York 10001 or by accessing a copy on Payoneer’s website at https://investor.payoneer.com/financials/sec-filings/default.aspx. Information on or accessible through our website is not incorporated by reference in this Proxy Statement.
| 2022 Proxy Statement	39

ANNEX A
FORWARD-LOOKING STATEMENTS
This Proxy Statement includes and oral statements made from time to time by representatives of Payoneer may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Payoneer’s future financial or operating performance. For example, projections of future volume, revenue, transaction cost and adjusted EBITDA are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Payoneer and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the risk that the business combination with FTAC Olympus Acquisition Corp. completed on June 25, 2021 (the “Reorganization”) disrupts current plans and operations of Payoneer; (2) the ability to recognize the anticipated benefits of the Reorganization, which may be affected by, among other things, competition, the ability of Payoneer to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (3) costs related to the Reorganization; (4) the outcome of any legal proceedings; (5) changes in applicable laws or regulations; (6) the possibility that Payoneer may be adversely affected by geopolitical and other economic, business and/or competitive factors; (7) Payoneer’s estimates of its financial performance; and (8) other risks and uncertainties set forth in Payoneer’s Annual Report on Form 10-K for the period ended December 31, 2021. Nothing in this Proxy Statement should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Payoneer does not undertake any duty to update these forward-looking statements.
| 2022 Proxy Statement	A-1

Payoneer

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

PAYONEER GLOBAL INC.

The Board of Directors recommends you vote FOR Proposal 1.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Avi Zeevi
02) Scott H. Galit

The Board of Directors recommends you vote FOR Proposal 2.

	For	Against	Abstain
2. Ratification of the appointment of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, as the independent registered public accounting firm for Payoneer Global Inc. for the fiscal year ending December 31, 2022.	☐	☐	☐

NOTE: The proxy holders will vote in their discretion on such other business as may properly come before the meeting or any adjournment or postponement thereof.

You may attend the meeting and vote during the meeting when the polls are open via the Internet. We recommend, however, that you vote before the meeting even if you plan to participate in the meeting. When voting, have the information that is printed in the box marked by the arrow and follow instructions.

NOTE: Please sign as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SCAN TOVIEW MATERIALS & VOTE PAYONEER GLOBAL INC. 150 W 30TH STNEW YORK, NY 10001 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 13, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/PAYO2022You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 13, 2022. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by 11:59 P.M. Eastern Time on June 13, 2022. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D85828-P65285 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY 1.Election of Directors!!! Nominees:01)Avi Zeevi02)Scott H. Galit

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.D85829-P65285PROXYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PAYONEER GLOBAL INC.The undersigned hereby appoints Scott H. Galit and Michael G. Levine (the “Proxies”), and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Common Stock of Payoneer Global Inc. (the “Company”) which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held June 14, 2022 at 9:00 am ET or any adjournment thereof, with all powers which the undersigned would possess if present at the meeting.THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, "FOR" PROPOSAL 2, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.(Continued and to be marked, dated and signed, on the other side)